Advantage Advisers, Inc.
                                                The India Fund, Inc.
                                                Semi-Annual Report
                                                June 30, 2000

                                                            The India Fund, Inc.

The India Fund, Inc.

                                                                 August 28, 2000

Dear Fund Shareholder,

We are pleased to present you with the unaudited financial statements of The India Fund, Inc. (the "Fund") for the first half of the fiscal year beginning January 1, 2000. The Indian market was volatile during the first half of the year, as a promising start could not be sustained in the wake of disappointment over fiscal reform, a period of currency weakness, and the sharp correction in the Nasdaq market in the U.S.

Reflecting these trends, the Fund's net asset value ("NAV") declined 9.35% during the six months ended June 30, 2000. The Fund, however, outperformed the benchmark indices - the Dollex Index of 200 leading Indian stocks dropped 14.18% and the IFC Index fell 11.68% over the same period. The Fund's common stock closed on the New York Stock Exchange at $14.19 per share on June 30, 2000, which represented a 32.6% discount to the $21.04 per share NAV as of that date.

The Fund's Investment Manager believes that the outlook for the second half of the year is brighter. The Investment Manager anticipates an improving market for Indian equities in the second half of 2000, led by a rebound in the Information Technology (IT) related sectors. And, with Indian gross domestic product (GDP) forecast to grow 7% in the current Indian fiscal year ending March 31, 2001, the Investment Manager believes the economic backdrop appears conducive to a healthier stock market.

On behalf of the Board of Directors, thank you for your participation in the Fund. If you have any questions for us, do not hesitate to call our toll-free number at (800) 421-4777.

Sincerely,


/s/ Bryan McKigney

Bryan McKigney
Director, President and Secretary

                                                            THE INDIA FUND, INC.

Report of the Investment Manager

For the Six Months Ended June 30, 2000

--------------------------------------------------------------------------------
OVERVIEW OF INDIA'S STOCK MARKET

India's stock market was volatile during the first half of 2000, as a promising start could not be sustained in the wake of disappointment over fiscal reform, a period of currency weakness, and the sharp correction in the Nasdaq market in the U.S. The market peaked in mid-February and fell almost without stop until mid-May (except for a brief bounce in the first part of April). The Indian market, however, rebounded from its mid-May lows right through to the end of the first half. We believe that in view of a positive outlook for the Indian economy the market outlook for the second half of the year appears more positive.

--------------------------------------------------------------------------------
POLITICS

The political environment in India was relatively peaceful during the first half of 2000, a welcome change following last year's tumultuous events. Political analysts point out that the threat to Prime Minister Vajpayee now appears to be more from within the ruling Bhartiya Janata Party (BJP) itself, rather than from any outside group, as party members continue to clash over Government policies and the pace of India's reforms. With that said, since the beginning of the year, Prime Minister Vajpayee has shown increasing confidence and appears to be in full control of the Government. That is good news for India's reform agenda.

--------------------------------------------------------------------------------
ECONOMY

The Indian economy continued on a solid growth path during the first half of 2000, with industrial production for the fiscal year ended March 31, 2000 increasing by 8% year-over-year. Together with other positive factors, this caused the Government's GDP estimate for the fiscal year ended March 31, 2000 to be revised upward from 5.9% to 6.4%.

--------------------------------------------------------------------------------
Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance. The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's NAV is also published in Barron's on Saturdays and in The New York Times on Sundays. The Fund is listed on the New York Stock Exchange under the ticker symbol IFN.
--------------------------------------------------------------------------------

THE INDIA FUND, INC.

The pace of industrial production growth appeared to ease off during the first two months of the new fiscal year (April-May 2000), registering, however, a still substantial growth of 5.6% year-over-year. However, the reported rate of growth has been impacted by two additional, nonrecurring factors. First, beginning in the new fiscal year, the Government changed the way the index is calculated, artificially depressing it. Second, in some parts of India, industry has been impacted by an ongoing drought. With normal monsoon levels forecast for the rest of the year, we believe that both industrial production and consumer demand will pick up in the second half of the year.

In April, India's Central Bank reduced the cash reserve requirement by 100 basis points to 9%, which paved the way for an overall decline in interest rates. However, one month later, the rupee (Rs) came under pressure in response to a slowdown in capital flows and an increase in the value of imports, causing interest rates to reverse course and firm up again. Going forward, we expect interest rates to stabilize at the current 8-9% levels (90-day Indian Government securities) for the rest of the year. The inflation outlook remains tame, with recent annualized inflation rates registering between 5-6%. The Indian Central Bank has forecast an inflation rate of 4.5% for the fiscal year ending March 2001.

India's future economic success depends critically on how well it tackles such issues as reducing Government expenditures, improving tax collections, and privatizing Government-owned assets. Its fiscal deficit-to-GDP ratio continues to be what we consider to be very high. For the fiscal year ended March 2000, that ratio almost certainly overshot the Government's 4% target. For the fiscal year ending March 2001, the Government is already forecasting a fiscal deficit-to-GDP ratio of 5.1%, although given the Government's recent track record, the actual result could be higher.

We believe the Government is moving in the right direction, with recent measures indicating a renewed level of commitment to reforms. Nevertheless, some investors continue to believe the pace of reform remains too slow. For example, in the first quarter's budget announcement, the Indian market was disappointed over the broad range of taxes that were raised, including a doubling of the dividend tax. However, there were a number of positive developments as well, including an increase in the limits of investments allowable by foreign institutional investors, tax concessions for venture capital funds, and attempts to simplify and rationalize the tax laws.

More recently, the Government has liberalized further in an effort to increase foreign direct investment in the country. In particular, regulatory reform is taking place in the telecommunications sector, where a key provision of the Communications Bill is the establishment of an apex (supreme) regulator, the Communications Commission of India. The Government has also stepped up its privatization efforts, with the recent appointment of global advisers to han-

                                                            THE INDIA FUND, INC.

dle privatizations of sixteen public sector enterprises. Although historically it hasn't paid to be over-optimistic about the Government's deregulation efforts, recently even skeptics have admitted surprise regarding the quickening of activity.

--------------------------------------------------------------------------------
PERFORMANCE

The net asset value ("NAV") of The India Fund, Inc. (the "Fund") declined 9.35% during the first six months of 2000. The Fund, however, outperformed the market indices, as the Dollex Index of 200 leading Indian stocks dropped 14.18% and the IFC Index fell 11.68% over the same period.

--------------------------------------------------------------------------------
PORTFOLIO STRATEGY

During the first half of 2000, the Fund essentially maintained its strategy of overweighting the Information Technology (IT)-related sectors -- Computer Software & Programming and Computer Training -- although there was some selective profit-taking. Overall, we remain optimistic on the long-term outlook for India's globally competitive software industry.

During the same period, the Fund maintained its underweight position in cyclicals and heavy industry due to overweighting of IT-related sectors, while adding to positions in media, pharmaceuticals, and consumer non-durables. One sector about which the Fund's investment manager has grown increasingly more optimistic is telecommunications equipment manufacturers. This sector became attractive in the second half of 1999, following the Government's renewed deregulation efforts, which are expected to lay the groundwork for increased capital expenditures within the sector.

--------------------------------------------------------------------------------
KEY SECTOR HOLDINGS

                                         % of Total Holdings
Sector                                   June 30, 2000               Top Holdings in Sector
-------------------------------          -------------------         -----------------------------------
Computer Software & Programming                  33.2%               Infosys Technologies,
                                                                     Satyam Computers Services
Consumer Non-Durables                            10.4%               Hindustan Lever, ITC
Pharmaceuticals                                   9.3%               Dr Reddy's Laboratories
Computer Training                                 8.6%               NIIT, SSI
Telecommunications Equipment                      7.7%               Himichal Futuristic Communications
Textiles (Synthetic)                              5.4%               Reliance Industries

THE INDIA FUND, INC.

COMPUTER SOFTWARE & PROGRAMMING; COMPUTER TRAINING

Computer Software & Programming continued to be the Fund's highest-weighted sectors in the first half of 2000, while Computer Training also stayed near the top of the list. Despite the correction in the Nasdaq market in the U.S. during the first half, three of the Fund's top four technology holdings sharply outperformed the major market indices. NIIT was the exception; despite its earnings gain, its stock price did not rise. We believe that the fundamental outlook for the entire sector remains positive as key companies in the sector added both new customers and new employees while expanding aggressively.

However, as technology stock valuations remain high, there is continuing concern about the potential for a downturn in these sectors. Although we expect to maintain an overweight position in these technology-related sectors, we expect to coninue to trim large positions from time to time when holdings become, in our opinion, overvalued or the Fund becomes too concentrated in technology-related sectors.

Infosys Technologies continues to be the top holding in the Computer Software & Programming sector, as well as in the entire Fund. Infosys announced stellar March-quarter earnings (the company has a March fiscal year-end), with reported net profits doubling to Rs 1.26 billion from Rs 606 million in the March quarter of 1999. Revenue rose 108% to Rs 3.5 billion from Rs 1.68 billion in the year-ago quarter, bolstered by new customers.

Satyam Computers had similar excellent results, with its reported first-quarter profits surging 95% to 504 million rupees from 258 million rupees in the first quarter of 1999.

NIIT, India's largest computer training company, also recently posted very respectable results, with its third fiscal quarter profit (the company has a September fiscal year-end) rising 28% to Rs 780 million from Rs 609 million in the April-to-June 1999 period. Finally, a more recent addition to the Fund, SSI Ltd., is expected to post solid earnings for its full fiscal year, which ended June 30, 2000. In the January-to-March 2000 quarter, net profit jumped 150% to Rs 105 million from Rs 42 million in January-to-March 1999.

CONSUMER NON-DURABLES

The Investment Manager continues to be positive on the Consumer Non-Durables sector, largely through Fund holdings in Hindustan Lever and ITC Ltd.

Hindustan Lever, 51% owned by Unilever, continues to ride on strong demand from India's almost 1 billion people for consumer products such as toothpaste, shampoos, and hair oils. In its most recent earnings announcement, first quarter 2000 net profit rose 23% to Rs 2.62 billion from Rs 2.13 billion in the three months ended March 1999. Margin expansion helped propel the result, driven by lower interest and production costs.

                                                            THE INDIA FUND, INC.

ITC Ltd., which is 38% owned by BAT Industries Plc, recently announced that its net profit in its fiscal year ended March 31, 2000 rose 27% to Rs 7.92 billion, up from Rs 6.23 billion in the previous year. That growth was accomplished through a more modest sales growth for the year of 8.5% to Rs 38.2 billion from Rs 35.2 billion, as more consumers traded up to the company's premium brands with higher margins.

PHARMACEUTICALS

The Fund maintained a relatively overweight position in Pharmaceuticals during the first half of 2000, as we continue to be very bullish on the industry's prospects. India's pharmaceuticals industry, in our opinion, is expected to exhibit accelerated growth as traditionally strong chemical engineering skills are increasingly being put to use in research and development.

Dr. Reddy's Laboratories remains a key holding. June-quarter revenues rose 10% to Rs 1.38 billion from Rs 1.25 billion in the year-ago quarter (the company has a March fiscal year-end). The company's international finished-dosages business surged by 81% in the most recent quarter, to Rs 233 million from Rs 128 million a year earlier.

TELECOMMUNICATIONS EQUIPMENT

We continue to be optimistic about the Telecommunications Equipment industry. This industry should be a key beneficiary of the new National Telecom Policy, which is expected to pave the way for restructuring/reform measures of the Department of Telecom.

Himichal Futuristic announced March-quarter earnings that tripled to Rs 307 million in the three months ended March 2000 from only Rs 102.6 million in the same period a year earlier. More recently, the company stated it had orders worth US$600 million to be filled over the next two years. The phone equipment manufacturer is expanding capacity aggressively, with its capacity to make fiber-optic cable slated to rise three-fold in the next 1-2 years.

TEXTILES (SYNTHETIC)

The Fund's position in the Synthetic Textiles sector consists largely of one stock, Reliance Industries. The stock was one of the best-performing stocks in India during the first six months of 2000, rising 45% year-over-year. For the fiscal year ended March 2000, earnings rose 41% to Rs 24 billion from Rs 17 billion in the previous fiscal year. Reliance has shown its core competence to be that of executing large, world-class infrastructure projects quickly and efficiently, which is no easy task in a developing country such as India.

THE INDIA FUND, INC.

--------------------------------------------------------------------------------
OUTLOOK

We anticipate an improving market for Indian equities in the second half of 2000, hopefully led by a rebound in the IT-related sectors. IT-related companies recently kicked off the second quarter reporting season with stunning year-over-year earnings growth, surpassing even the market's high expectations. Overall, the Institutional Broker Estimate System consensus forecast for earnings growth over the next 12 months is 31%, which puts the market on only a 15x price-to-forward earnings basis.

With Indian GDP forecast to grow 7% in the current fiscal year on the back of a benign inflation/interest rate outlook, the economic backdrop appears conducive to a healthier stock market. Moreover, we believe that several of the issues that undermined sentiment in the first half of 2000, in hindsight, appear to be one-time events that are not likely to be repeated. Following months of drought in several areas of India, the monsoons appear to have normalized, meaning we anticipate a great deal of much-needed rain. Finally, the shift in country weightings in the MSCI Asia Free ex-Japan Index, which brought India's weighting down from 14.2% to 11.2% (as of May 31, 2000), is also not likely to be repeated.

Despite the generally positive cyclical outlook, the Indian market has continued to struggle into the second half of the year. We believe that the market requires a broader-based participation as the current shortage of investors has led to extreme volatility. We are encouraged by signs of increased Indian domestic mutual fund participation, which will hopefully continue. Strong corporate earnings and progress on the reform front should help to fuel this trend, especially the potential speed-up in the privatization of public sector units. Although investor sentiment may remain dampened over the short term, we remain positive on the market's longer-term outlook.

                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------
Share Repurchase Program

The Board of Directors of the Fund previously authorized the Fund to repurchase from time to time in the open market up to 2,000,000 shares of the Fund's common stock. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. During the six months ended June 30, 2000, the Fund repurchased a total of 979,500 shares of its common stock. Supplementally, in May 2000, the Board of Directors authorized the Fund to repurchase up to an additional 1,000,000 shares of the Fund's common stock, bringing to 3,000,000 the aggregate number of shares authorized for repurchase. (For details regarding shares repurchased by the Fund, see note E to the financial statements.)

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

Amendment of Bylaws

During May 2000, the Board of Directors of the Fund reviewed and approved certain amendments to the Fund's bylaws that have been receommended by Maryland counsel to the Fund. For example, the provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice generally must be delivered to the Fund not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. In addition, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently incorporated Maryland corporations.
--------------------------------------------------------------------------------

THE INDIA FUND, INC.

Schedule of Investments

INDIA (100% of holdings)
COMMON STOCKS (99.95% of holdings)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
------------------------------------------------------------------------------------------------------
                  Cement                                      1.38%
   508,127        Associated Cement Companies Ltd.................   $    1,053,288      $   1,342,297
   985,266        Gujarat Ambuja Cements Ltd......................        4,338,440          4,302,953
    90,000        Gujarat Ambuja Cements Ltd GDR..................          396,000            380,250
 1,462,700        India Cements Ltd...............................        2,340,844          1,397,182
    15,762        Madras Cements Ltd .............................        1,748,155          1,418,792
    47,840        Panyam Cements and Mineral Industries Ltd+......          481,082            126,431
   443,630        Shree Cement Ltd+...............................          947,396            253,361
                                                                     --------------      -------------
                                                                         11,305,205          9,221,266
                                                                     --------------      -------------
                  Chemicals                                   0.17%
        48        Atul Products Ltd+..............................               93                 13
    22,919        Bayer (India) Ltd...............................          838,579            348,533
   846,600        BOC Ltd+........................................        1,072,264            439,891
       870        Hind Lever Chemicals Ltd........................            9,431              5,284
   200,300        United Phosphorous Ltd..........................          757,471            330,843
                                                                     --------------      -------------
                                                                          2,677,838          1,124,564
                                                                     --------------      -------------
                  Computer Hardware                           0.20%
    85,400        Digital Equipment (India) Ltd                             500,912          1,372,520
                                                                     --------------      -------------
                                                                            500,912          1,372,520
                                                                     --------------      -------------
                  Computer Software & Programming             33.17%
   258,900        DSQ Software Ltd                                          677,330          5,510,540
   671,804        Infosys Technologies Ltd........................        1,366,796        125,165,436
    80,200        Leading Edge Systems Ltd........................          760,364          1,585,589
       400        Mastek Ltd......................................            1,006             14,462
   141,500        Rolta India Ltd.................................          422,420          1,068,460
 1,318,865        Satyam Computers Services Ltd...................        1,587,041         88,090,730
       500        Silverline Technologies Ltd+....................              712              4,869
                                                                     --------------      -------------
                                                                          4,815,669        221,440,086
                                                                     --------------      -------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2000
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
------------------------------------------------------------------------------------------------------
                  Computer Training                          8.57%
   820,500        NIIT Ltd........................................    $   3,881,309      $  40,617,966
   260,400        SSI Ltd.........................................        1,905,041         16,588,325
                                                                     --------------      -------------
                                                                          5,786,350         57,206,291
                                                                     --------------      -------------
                  Consumer Miscellaneous                     2.45%
   849,088        Bata India Ltd..................................        3,914,352          1,276,009
   196,800        Timex Watches Ltd+..............................          140,800             43,856
 1,496,700        Zee Telefilms Ltd...............................        7,854,455         15,018,957
                                                                     --------------      -------------
                                                                         11,909,607         16,338,822
                                                                     --------------      -------------
                  Consumer Non-Durable                      10.38%
   143,431        Godfrey Philips India Ltd.......................        2,699,010          1,284,936
   728,111        Hindustan Lever Ltd.............................       23,627,709         46,252,579
 1,224,684        ITC Ltd.........................................       20,677,901         21,796,084
                                                                     --------------      -------------
                                                                         47,004,620         69,333,599
                                                                     --------------      -------------
                  Diversified Industries                     1.16%
   825,502        Grasim Industries Ltd...........................        6,940,522          5,291,347
       175        HMG Industries Ltd+.............................              359                  5
     1,744        Indian Rayon and Industries Ltd.................            6,451              2,330
   130,000        Sterlite Industries (India) Ltd.................        2,043,680          2,426,036
                                                                     --------------      -------------
                                                                          8,991,012          7,719,718
                                                                     --------------      -------------
                  Electricity                                0.44%
   529,571        BSES Ltd........................................        3,418,725          2,911,751
        54        CESC Ltd+.......................................              342                 30
       150        Tata Power Company Ltd..........................              797                276
                                                                     --------------      -------------
                                                                          3,419,864          2,912,057
                                                                     --------------      -------------
                  Electronics & Electrical Equipment         1.53%
   478,483        ABB Alstom Power India Ltd+.....................        1,169,493            385,787
   352,983        Asea Brown Boveri Ltd...........................        4,793,167          1,628,544
 2,426,965        Bharat Heavy Electricals Ltd....................       12,593,915          7,253,717
 1,096,550        Crompton Greaves Ltd+...........................        5,784,838            585,727
   703,943        KEC International Ltd...........................        1,681,056            363,402
        49        Siemens India Ltd+..............................            1,083                334
                                                                     --------------      -------------
                                                                         26,023,552         10,217,511
                                                                     --------------      -------------

THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2000
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
------------------------------------------------------------------------------------------------------
                  Engineering                                1.91%
         2        Lakshmi Machine Works Ltd.......................   $          393      $          54
 2,026,631        Larsen & Toubro Ltd.............................       13,289,272         11,197,533
   140,800        Larsen & Toubro Ltd GDR.........................        1,307,501          1,566,400
                                                                     --------------      -------------
                                                                         14,597,166         12,763,987
                                                                     --------------      -------------
                  Extractive Industries                      2.01%
   493,155        Hindalco Industries Ltd.........................        9,191,864          8,721,609
 7,019,900        Hindustan Zinc Ltd..............................        2,880,632          1,414,986
       200        Indian Aluminium Company Ltd....................            1,144                564
 2,773,050        National Aluminium Company Ltd..................        3,515,181          3,288,533
       600        Sesa Goa Ltd....................................            4,568                730
                                                                     --------------      -------------
                                                                         15,593,389         13,426,422
                                                                     --------------      -------------
                  Fertilizers                                0.11%
   135,400        Aventis Cropscience India Ltd...................        2,074,205            767,216
     7,700        Chambal Fertilizers and Chemicals Ltd...........            5,977              1,949
     1,750        Nagarjuna Fertilizers and Chemicals Ltd.........            1,911                439
        50        Southern Petrochemicals Industries Corporation Ltd             43                 17
                                                                     --------------      -------------
                                                                          2,082,136            769,621
                                                                     --------------      -------------
                  Finance                                    0.00%
       100        Bank of Baroda..................................              190                 95
        50        ICICI Ltd++.....................................              105                141
     2,300        Oriental Bank of Commerce.......................            2,099              1,702
                                                                     --------------      -------------
                                                                              2,394              1,938
                                                                     --------------      -------------
                  Food                                       0.90%
    62,500        Britannia Industries Ltd........................          840,045            887,108
   174,826        Cadbury India Ltd ..............................        2,202,969          2,248,266
   123,590        International Bestfoods Ltd+....................          966,508            584,042
   200,388        Nestle India Ltd................................        2,165,699          1,676,258
   250,000        Rahul Dairy and Allied Product+*................           79,643              6,999
        50        Tata Tea Ltd....................................              539                372
   553,300        United Breweries Ltd............................        3,044,238            596,672
                                                                     --------------      -------------
                                                                          9,299,641          5,999,717
                                                                     --------------      -------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2000
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
------------------------------------------------------------------------------------------------------
                  Hotels & Leisure                           0.00%
       121        Indian Hotels Company Ltd.......................   $        1,976      $         584
                                                                     --------------      -------------
                                                                              1,976                584
                                                                     --------------      -------------
                  Household Appliances                       0.00%
       100        IFB Industries Ltd+.............................               97                  7
       500        Phil Corporation Ltd............................            1,366                177
       200        Samtel Color Ltd................................              395                199
       450        Videocon Appliances Ltd.........................            2,629                143
       519        Videocon International Ltd......................              951                548
       250        Voltas Ltd......................................              507                210
                                                                     --------------      -------------
                                                                              5,945              1,284
                                                                     --------------      -------------
                  Media                                      1.08%
   194,100        Pentamedia Graphics Ltd.........................        1,975,841          2,560,251
   550,000        Pritish Nandy Communications Ltd+*..............        2,152,749          1,884,658
    68,150        SRI Adhikari Brothers Television Network Ltd....        1,393,650            878,624
   124,300        Television Eighteen India Ltd+..................        3,301,937          1,691,621
   250,000        Vans Information and Investor Services Ltd+.....          573,394            196,249
                                                                     --------------      -------------
                                                                          9,397,571          7,211,403
                                                                     --------------      -------------
                  Packaging                                  0.01%
   282,630        Flex Industries Ltd+............................          347,596             80,706
       500        Universal Prime Aluminium+*.....................              789                 23
                                                                     --------------      -------------
                                                                            348,385             80,729
                                                                     --------------      -------------
                  Petroleum Related                          1.15%
 1,719,326        Chennai Petroleum Corporation Ltd...............        3,202,971          1,357,363
 2,312,850        Hindustan Petroleum Corporation Ltd.............       17,045,112          6,358,395
       820        Indian Petrochemicals Corporation Ltd...........            1,741              1,129
                                                                     --------------      -------------
                                                                         20,249,824          7,716,887
                                                                     --------------      -------------
                  Pharmaceuticals                            9.30%
   310,000        Cadila Healthcare Ltd...........................        1,777,523          1,128,914
   409,850        Cipla Ltd.......................................        3,009,145          7,930,345
   184,000        Dabur India Ltd.................................        1,409,963          2,690,150
   586,822        Dr. Reddy's Laboratories Ltd....................        4,833,761         17,162,408
   475,070        E. Merck (India) Ltd............................        3,047,363          3,400,501
     4,550        Glaxo (India) Ltd...............................           72,501             43,844

THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2000
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
------------------------------------------------------------------------------------------------------
   231,101        Hoechst Marion Roussel Ltd......................   $    2,295,575      $   2,478,966
     1,600        IPCA Laboratories Ltd...........................            4,950              4,175
   165,000        Morepen Laboratories Ltd........................        2,460,709          2,198,583
    56,500        Novartis India Ltd..............................        1,038,422          1,029,401
       200        Orchid Chemicals and Pharmaceuticals Ltd........              677                655
        50        Parke-Davis (India) Ltd.........................              506                298
 1,129,397        Ranbaxy Laboratories Ltd........................       12,206,633         14,584,777
   212,800        Rhone-Poulenc (India) Ltd.......................        2,958,132          3,603,064
   423,300        Sun Pharmaceutical Industries Ltd...............          967,042          5,088,132
   146,023        Torrent Pharmaceuticals Ltd.....................        1,359,468            719,486
                                                                     --------------      -------------
                                                                         37,442,370         62,063,699
                                                                     --------------      -------------
                  Steel                                      1.28%
     6,010        Essar Steel Ltd+................................           23,144                956
 3,223,326        Tata Iron and Steel Company Ltd.................       13,771,711          8,532,970
                                                                     --------------      -------------
                                                                         13,794,855          8,533,926
                                                                     --------------      -------------
                  Steel Products                             0.27%
   487,650        Bharat Forge Ltd................................        2,078,001          1,783,499
                                                                     --------------      -------------
                                                                          2,078,001          1,783,499
                                                                     --------------      -------------
                  Telecommunication                          4.23%
 3,189,500        Mahanagar Telephone Nigam Ltd...................       17,777,191         15,326,030
   272,880        Videsh Sanchar Nigam Ltd........................        5,757,872          7,393,734
   348,800        Videsh Sanchar Nigam Ltd GDR....................        6,219,228          5,493,600
                                                                     --------------      -------------
                                                                         29,754,291         28,213,364
                                                                     --------------      -------------
                  Telecommunication Equipment                7.67%
       300        Bhagyanagar Metals Ltd..........................              724                396
   493,758        Global Tele-Systems Ltd.........................       19,650,250         14,802,788
   876,653        Himachal Futuristic Communications Ltd..........        7,850,090         27,878,154
 1,416,600        Shyam Telecom Ltd+..............................        9,167,775          8,548,777
                                                                     --------------      -------------
                                                                         36,668,839         51,230,115
                                                                     --------------      -------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2000
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
------------------------------------------------------------------------------------------------------
                  Textiles - Cotton                          0.02%
        36        Arvind Mills Ltd+...............................   $          133      $           9
       100        H.P. Cotton Textile Mills Ltd+..................              233                  8
   500,000        Pantaloon Fashions (India)+.....................          495,392            134,938
                                                                     --------------      -------------
                                                                            495,758            134,955
                                                                     --------------      -------------
                  Textiles - Synthetic                       5.40%
       300        Haryana Petrochemicals Ltd+*....................              343                  7
 4,719,077        Reliance Industries Ltd.........................       19,973,395         36,029,862
     5,800        SRF Ltd.........................................           15,613              4,540
                                                                     --------------      -------------
                                                                         19,989,351         36,034,409
                                                                     --------------      -------------
                  Transportation                             0.07%
   175,000        Peerless Shipping Oilfield+.....................        1,132,781            489,922
                                                                     --------------      -------------
                                                                          1,132,781            489,922
                                                                     --------------      -------------
                  Vehicle Components                         0.36%
   145,001        Cummins India Ltd B.............................        1,735,433          1,458,616
       125        FAG Bearings (India) Ltd........................              334                109
       100        Gleitlager (India) Ltd+.........................               96                  6
   118,000        Swaraj Engines Ltd..............................        1,298,970            932,107
                                                                     --------------      -------------
                                                                           3,034,833         2,390,838
                                                                     --------------      -------------
                  Vehicles                                   4.73%
 1,790,462        Ashok Leyland Ltd...............................        4,432,899          2,397,976
   175,125        Bajaj Auto Ltd..................................        2,359,601          1,396,685
   278,587        Hero Honda Motors Ltd 'B'.......................        4,559,599          6,161,359
       600        Hindustan Motors Ltd+...........................              467                101
       100        LML Ltd+........................................              178                 67
 1,096,689        Mahindra and Mahindra Ltd.......................        9,983,576          5,196,071
    75,000        Mahindra and Mahindra Ltd GDR...................          988,250            346,875
   920,950        Punjab Tractors Ltd.............................        6,441,601         14,010,197
       550        Tata Engineering and Locomotive Company Ltd.....            3,364              1,519
   363,700        TVS Suzuki Ltd*.................................        2,766,232          2,064,089
                                                                     --------------      -------------
                                                                         31,535,767         31,574,939
                                                                     --------------      -------------
                  TOTAL COMMON STOCKS                                   369,939,902        667,308,672
                                                                     --------------      -------------

THE INDIA FUND, INC.

Schedule of Investments (continued)                                June 30, 2000
                                                                     (Unaudited)

BONDS (0.05% of holdings)

Number                                                      Percent of
of Shares         Security                                  Holdings         Cost              Value
------------------------------------------------------------------------------------------------------
                  India
                  Bonds                                      0.05%

                  Diversified Industries                     0.05%
INR 4,220         DCM Shriram Consolidated NCD 13.00%, 11/6/01*      $      134,584      $     105,163
INR 4,096         DCM Shriram Consolidated NCD 13.00%, 11/6/02*             130,627            102,069
INR 4,096         DCM Shriram Consolidated NCD 13.00%, 11/6/03*             130,627            102,069
                                                                     --------------      -------------
                                                                            395,838            309,301
                                                                     --------------      -------------
                  TOTAL BONDS.....................................          395,838            309,301
                                                                     --------------      -------------
                  TOTAL INDIA.....................................      370,335,740        667,617,973
                                                                     --------------      -------------
                  TOTAL INVESTMENTS**..................... 100.00%   $  370,335,740      $ 667,617,973
                                                                     ==============      =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Schedule of Investments (concluded)                                June 30, 2000
                                                                     (Unaudited)

Footnotes and Abbreviations

GDR - Global Depository Receipt
INR - Indian Rupee
NCD - Non Convertible Debenture
+     Non-income producing security
++    Passive Foreign Investment Company
*     At fair value as determined under the supervision of the Board of
      Directors
**    Aggregate cost for Federal income tax purposes is $370,437,165
      The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
          Excess of value over tax cost                            $374,499,528
          Excess of tax cost over value                             (77,318,720)
                                                                   ------------
                                                                   $297,180,808
                                                                   ============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statement of Assets and Liabilities                                June 30, 2000
                                                                     (Unaudited)

ASSETS
Investments, at value  (Cost $370,335,740) ....................................   $ 667,617,973
Cash (including Indian Rupees of $3,764,220 with a cost of $3,761,100) ........       3,310,352
Receivables:
        Dividends and reclaims of excess taxes withheld .......................       3,296,439
        Interest  (net of withholding tax of $2,280) ..........................          18,209
        Securities sold .......................................................       5,047,249
  Prepaid expenses ............................................................          59,524
                                                                                  -------------
               Total Assets ...................................................     679,349,746
                                                                                  -------------
LIABILITIES
Payable for securities purchased ..............................................       1,150,712
Payable for Fund share repurchased ............................................         281,000
Due to Investment Manager .....................................................         600,895
Due to Administrator ..........................................................         114,019
Accrued expenses ..............................................................         762,180
                                                                                  -------------
               Total Liabilities ..............................................       2,908,806
                                                                                  -------------
               Net Assets .....................................................   $ 676,440,940
                                                                                  =============

               NET ASSET VALUE PER SHARE ($676,440,940/32,155,233
               shares issued and outstanding) .................................   $       21.04
                                                                                  =============
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 34,007,133 shares issued
        (100,000,000 shares authorized) .......................................   $      34,007
Paid-in capital ...............................................................     466,440,960
Cost of 1,851,900 shares repurchased ..........................................     (24,590,296)
Accumulated net investment loss ...............................................      (1,787,371)
Accumulated net realized loss on investments ..................................     (60,767,656)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities denominated
        in foreign currency ...................................................     297,111,296
                                                                                  -------------
               Net Assets .....................................................   $ 676,440,940
                                                                                  =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Statement of Operations                                            June 30, 2000
                                                                     (Unaudited)

Investment Income
Dividends ..............................................................................   $   4,310,834
Interest (net of Indian taxes withheld of $3,834) ......................................          25,440
                                                                                           -------------
               Total investment income .................................................       4,336,274
                                                                                           -------------
Expenses
Management fees ........................................................................       4,293,920
Administration fees ....................................................................         792,546
Custodian fees .........................................................................         584,361
Legal fees .............................................................................         146,255
Audit fees .............................................................................          77,830
Insurance ..............................................................................          54,924
Directors' fees ........................................................................          25,986
Transfer agent fees ....................................................................          37,894
NYSE fees ..............................................................................          16,082
Printing ...............................................................................           8,426
Miscellaneous expenses .................................................................          12,907
                                                                                           -------------
               Total expenses ..........................................................       6,051,131
                                                                                           -------------
               Net investment loss .....................................................      (1,714,857)
                                                                                           -------------

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:

Net realized gain (loss) on:
        Security transactions ..........................................................      79,286,586
        Foreign currency related transactions ..........................................        (272,622)
                                                                                           -------------
                                                                                              79,013,964
Net change in unrealized depreciation in value of investments, foreign currency holdings
        and translation of other assets and liabilities denominated in foreign currency     (154,741,858)
                                                                                           -------------
Net realized and unrealized loss on investments, foreign currency holdings and
        translation of other assets and liabilities denominated in foreign currency ....     (75,727,894)
                                                                                           -------------
Net decrease in net assets resulting from operations ...................................   ($ 77,442,751)
                                                                                           =============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statement of Changes in Net Assets

                                                                   For the Six Months
                                                                          Ended           For the Year
                                                                      June 30, 2000           Ended
                                                                       (Unaudited)      December 31, 1999
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss ................................................     ($1,714,857)         ($3,284,703)
Net realized gain on investments and foreign currency
     related transactions ..........................................      79,013,964           42,168,620
Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of other
     assets and liabilities denominated in foreign currency ........    (154,741,858)         438,817,690
                                                                       -------------        -------------
Net increase (decrease) in net assets resulting from operations ....     (77,442,751)         477,701,607
                                                                       -------------        -------------
Capital Share Transactions
Shares repurchased under Stock Repurchase Plan
     (979,500 shares and 830,700 shares respectively) ..............     (15,064,122)          (9,276,977)
                                                                       -------------        -------------
     Net decrease in net assets resulting from capital share
     transactions ..................................................     (15,064,122)          (9,276,977)
                                                                       -------------        -------------
Total increase (decrease) in net assets ............................     (92,506,873)         468,424,630
                                                                       -------------        -------------
NET ASSETS
Beginning of period ................................................     768,947,813          300,523,183
                                                                       -------------        -------------
End of period ......................................................   $ 676,440,940        $ 768,947,813
                                                                       =============        =============

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                          For the Six
                                          Months Ended     For the        For the        For the        For the         For the
                                          June 30, 2000    Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                          (Unaudited)      Dec. 31, 1999  Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1996   Dec. 31,1995
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ..   $    23.21       $     8.85     $     8.11     $     7.56     $     8.94      $    13.92
                                          ----------       ----------     ----------     ----------     ----------      ----------
Net investment income (loss) ..........        (0.05)           (0.10)         (0.03)         (0.03)          0.02           (0.05)
Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency ................        (2.35)           14.36           0.77           0.58          (1.39)          (4.93)
                                          ----------       ----------     ----------     ----------     ----------      ----------
Net increase (decrease) from
   investment operations ..............        (2.40)           14.26           0.74           0.55          (1.37)          (4.98)
                                          ----------       ----------     ----------     ----------     ----------      ----------
Less: Dividends and Distributions
   Dividends from net investment
   income .............................           --               --             --             --          (0.01)             --
                                          ----------       ----------     ----------     ----------     ----------      ----------
Total dividends and distributions .....           --               --             --             --          (0.01)             --

                                          ----------       ----------     ----------     ----------     ----------      ----------
Capital share transactions
   Anti-dilutive effect of Share
   Repurchase Program .................         0.23             0.10             --             --             --              --
                                          ----------       ----------     ----------     ----------     ----------      ----------
Total capital share transactions ......         0.23             0.10             --             --             --              --
                                          ----------       ----------     ----------     ----------     ----------      ----------

Net asset value, end of period ........   $    21.04       $    23.21     $     8.85     $     8.11     $     7.56      $     8.94
                                          ==========       ==========     ==========     ==========     ==========      ==========
Per share market value, end of period .   $  14.1875       $  16.7500     $   6.3125     $   7.3750     $   7.6250      $   8.8750
Total Investment Return Based on
   Market Value* ......................       (15.30)%         165.35%        (14.41)%        (3.28)%       (14.08)%        (17.44)%
Ratios/Supplemental Data
Net assets, end of period (in 000s) ...   $  676,441       $  768,948     $  300,523     $  275,814     $  257,156      $  303,940
Ratios of expenses to average
   net assets .........................         1.55%**          1.84%          2.03%          1.98%          2.03%+          2.03%
Ratios of net investment income (loss)
   to average net assets ..............        (0.44)%**        (0.68)%        (0.34)%        (0.37)%         0.22%+         (0.38)%
Portfolio turnover ....................        13.18%           18.65%         28.85%         42.61%         33.57%          25.28%

See page 22 for footnotes.

Financial Highlights (concluded)
For a Share Outstanding throughout Each Period

THE INDIA FUND, INC.

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

**    Annualized

+ Includes expense waivers by the Custodian. If such expenses had not been waived, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 2.12% and 0.13%, respectively, for the year ended December 31, 1996.

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements                                      June 30, 2000
                                                                     (Unaudited)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

      (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $4,265,077 (0.63% of net assets) as of June 30, 2000, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated peri-

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 2000
                                                                     (Unaudited)

odically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At December 31, 1999, the Fund had a capital loss carryover of $139,474,324 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $47,709,534 will expire in the year 2004, $56,935,932 will expire in 2005 and $34,828,858 will expire in 2006. During the year ended December 31, 1999, the Fund utilized $42,331,872 of capital loss carried forward from prior periods.

The Fund's foreign exchange losses incurred after October 31, 1999, but before December 31, 1999, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchange losses of approximately $72,514.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 2000
                                                                     (Unaudited)

considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

During the period ended December 31, 1999, the Fund reclassified $143,940 from accumulated net realized gain on investments to accumulated net investment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses and reclassified $3,416,169 from accumulated net investment loss to paid-in capital as a result of permanent tax differences relating to net operating loss for the year ended December 31, 1999. Net investment loss and net assets were not affected by the reclassifications.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement (the "Management Agreement"). Infrastructure Leasing & Financial Services Limited ("ILFS") serves as the Fund's Country Adviser (the "Country Adviser") under the terms of an advisory agreement (the "Country Advisory Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible

THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 2000
                                                                     (Unaudited)

on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser furnishes advice and makes recommendations to the Investment Manager regarding the purchase, sale or holding of particular Indian securities, provides research and statistical data to the Fund and assists in the implementation and execution of investment decisions. For its services, the Investment Manager received monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser received from the Investment Manager monthly fees at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 2000, fees earned by the Investment Manager amounted to $4,293,920, of which the Investment Manager informed the Fund it paid $780,713 to ILFS.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's Administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the six months ended June 30, 2000, these fees amounted to $780,713. The Administrator subcontracts certain of these services to PFPC Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 2000, fees and expenses of the Mauritius Administrator amounted to $11,833. At June 30, 2000, CIBC WM owned 7,133 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $98,621,118 and $119,088,962 respectively, for the six months ended June 30, 2000.

At June 30, 2000, the Fund owned securities valued at approximately $6,792,397 which were in the process of being registered in the name of the Fund or being dematerialized. Significant delays are common in registering the transfer of securities in India, and such transfers can take a year or

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                          June 30, 2000
                                                                     (Unaudited)

longer. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration or the dematerialization process, as applicable.

NOTE D:  FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but was subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997. Effective June 1, 1997, dividend income from domestic companies is exempt from Indian income tax. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%. For the six months ended June 30, 2000, no provision for Mauritius taxes is considered necessary as a result of the net investment loss incurred by the Fund. Moreover, to the extent that it is later determined that the Fund would be unable to obtain the benefits of the treaty, the Fund would be subject to tax on capital gains in India on the sale of securities, which is at the rates of 10% on long-term and 30% on short-term capital gains, and could be subject to the applicable tax on dividends declared, distributed or paid prior to June 1, 1997, which was at the rate of 20%.

The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws or in the tax treaty between India and Mauritius.

NOTE E: CAPITAL STOCK

During the six months ended June 30, 2000, the Fund purchased 979,500 shares of capital stock on the open market at a total cost of $15,064,122. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 33.80%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 2,000,000 shares of its capital stock. In addition, in May 2000, the Fund's Board of Directors authorized the Fund to purchase

THE INDIA FUND, INC.

Notes to Financial Statements (concluded)                          June 30, 2000
                                                                     (Unaudited)

an additional 1,000,000 shares of its capital stock, bringing to 3,000,000 the aggregate number of shares authorized for repurchase.

During the year ended December 31, 1999, the Fund purchased 830,700 shares of capital stock in the open market at a total cost of $9,276,977 and at a weighted average discount of 27.07%.

Subsequent to June 30, 2000, the Fund made additional purchases aggregating 180,000 shares of capital stock in the open market at a total cost of $2,453,313. The weighted average discount of these purchases was 31.85%.

NOTE F: CONCENTRATION OF RISKS

At June 30, 2000, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At June 30, 2000, the Fund has a concentration of its investments in computer and technology-related industries. The values of such investments may be affected by changes in such industry sectors.

                                                            THE INDIA FUND, INC.

Results of the Annual Shareholders Meeting

The Fund held its annual shareholders meeting on April 28, 2000. At this meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection and approval of PricewaterhouseCoopers LLP as the independent accountants of the Fund for the fiscal year ending December 31, 2000. The following tables provide information concerning the matters voted on at the meeting:

I. Election of Directors

       Nominee                      Votes For          Votes Abstained         Total Voting Shares
       -------------------         -----------         ---------------         -------------------
       Charles F. Barber           13,403,403             3,757,521                17,160,924
       Luis Rubio                  13,380,653             3,780,271                17,160,924
       Jeswald W. Salacuse         13,411,788             3,749,136                17,160,924

At June 30, 2000, in addition to Charles F. Barber, Luis Rubio and Jeswald W. Salacuse, the other directors of the Fund were as follows:

       Leslie H. Gelb
       Sir Rene Maingard
       Gabriel Seeyave

II. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

           Votes For              Votes Against        Votes Abstained         Total Voting Shares
          -----------             -------------        ---------------         -------------------
          17,045,717                 48,461                66,746                  17,160,924

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

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

THE INDIA FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a wholly
owned subsidiary of CIBC World
Markets Corp.

Administrator:

CIBC World Markets Corp.

Sub-Administrator:

PFPC, Inc.

Transfer Agent:

The Bank of New York

Custodian:

The Bank of New York